Employee Benefits	6 Months Ended
Jun. 30, 2022
Employee Benefits [Abstract]
Employee benefits
6.	Employee benefits

	SIX MONTHS ENDED
	JUNE 30,	JUNE 30,
	2022	2021
Salaries	1,439,578	812,158
Pension costs	132,784	66,002
Share based compensation expense	180,808	969,739
Other employee costs and social benefits	157,358	257,108
Total employee benefits	1,910,528	2,105,007

Expenditures for employee benefits increased in the first six months ended June 30, 2022 primarily due to increased headcount compared to the first six months ended June 30, 2021. Share based compensation included expense related to employee stock options of CHF 180,808 in the first six months ended June 30, 2022 compared to CHF 159,487 in the first six months ended June 30, 2021. In 2021, share based compensation expense included CHF 810,252 for a share bonus grant related to the strategic repositioning of the Company, including CHF 360,112 for a future share grant contingent on achieving certain results related to the Trasir transaction.

A total of 27,861 options were granted in the six months ended June 30, 2022 (6,862 options in the corresponding six-month period in 2021). The exercise price of the options granted as share based compensation under the Equity Incentive Plan was USD 20.80 (for the six months ended June 30, 2021 USD 70.20). The methodology for computation of share based compensation expense for the period is consistent with the methodology used in 2021.